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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 3, 2000
                                                         ----------------

                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)


                DELAWARE                                    13-0853260
   -----------------------------------              ----------------------------
      (STATE OR OTHER JURISDICTION                       (I.R.S. EMPLOYER
            OF INCORPORATION)                         IDENTIFICATION NUMBER)

          1500 HARBOR BOULEVARD
          WEEHAWKEN, NEW JERSEY                                07087
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          (ADDRESS OF PRINCIPAL                             (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.

         Hanover Direct, Inc. announced that a conference call with management to review the third quarter 2000 results will be held on Wednesday, November 8, 2000 at 11 a.m. Eastern Standard Time. This is an opportunity to hear about Hanover Direct's latest strategic initiatives in both its B-to-B and B-to-C business subsidiaries. Parties who would like to participate in the call, should call 212-231-6047 between 10:50 a.m. and 10:55 a.m. Eastern Standard Time on Wednesday, November 8, 2000. A re-play of the conference will be available immediately following the call until 11:59 p.m. Eastern Standard Time on November 9, 2000, and can be accessed by calling 800-633-8284, Access #:
16825460.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HANOVER DIRECT, INC.
                                           -------------------------------------
                                                             (Registrant)

November 3, 2000                           By:       Brian C. Harriss
                                           -------------------------------------
                                           Name:  Brian C. Harriss
                                           Title:    Senior Vice President and
                                                        Chief Financial Officer